SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund                      International Fund
Cornerstone Strategy Fund                   International Fund - Adviser Shares
Growth & Tax Strategy Fund                  World Growth Fund
Emerging Markets Fund                       World Growth Fund - Adviser Shares
Emerging Markets Fund - Adviser Shares      Precious Metals and Minerals Fund
Treasury Money Market Trust                 Precious Metals and Minerals Fund
GNMA Trust                                    - Adviser Shares
GNMA Trust - Adviser Shares                 Managed Allocation Fund
International Fund-Institutional Shares     Precious Metals and Minerals Fund
Emerging Markets Fund-Institutional Shares    -Institutional Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  08/01/2011                    /S/ CHRISTOPHER W. CLAUS
      _______________               ___________________________________
                                    Christopher W. Claus
                                    President

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund                      International Fund
Cornerstone Strategy Fund                   International Fund - Adviser Shares
Growth & Tax Strategy Fund                  World Growth Fund
Emerging Markets Fund                       World Growth Fund - Adviser Shares
Emerging Markets Fund - Adviser Shares      Precious Metals and Minerals Fund
Treasury Money Market Trust                 Precious Metals and Minerals Fund
GNMA Trust                                    - Adviser Shares
GNMA Trust - Adviser Shares                 Managed Allocation Fund
International Fund-Institutional Shares     Precious Metals and Minerals Fund
Emerging Markets Fund-Institutional Shares    -Institutional Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   08/01/2011                   /S/ ROBERTO GALINDO, JR.
      ________________              ___________________________________
                                    Roberto Galindo, Jr.
                                    Treasurer